UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2012

BRADY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-14959	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6555 West Good Hope Road Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (414) 358-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 1, 2012, Brady Corporation (the “Corporation”) and certain of its subsidiaries entered into an unsecured $300 million revolving credit agreement with a group of six banks that replaced and terminated the Corporation’s previous $200 million revolving credit agreement that had been entered into on October 5, 2006 and amended on March 18, 2008. No fees were paid by the Corporation for terminating the previous credit agreement prior to its expiration date.

Under the new credit agreement, which has a final maturity date of February 1, 2017, the Corporation has the option to select either a base interest rate (based upon the higher of the federal funds rate plus one-half of 1% or the prime rate of Bank of America plus a margin based on the Company’s consolidated leverage ratio) or a Eurocurrency interest rate (at the LIBOR rate plus a margin based on the Company’s consolidated leverage ratio). The new credit agreement is guaranteed by the Corporation’s domestic subsidiaries and contains various financial covenants, including a debt-to-EBITDA ratio of 3.25-to-1.0 and an interest coverage ratio of 3.0-to-1.0. A commitment fee is payable on the unused amount of the credit facility. The Corporation intends to use the flexibility provided by the new credit agreement to refinance existing debt, to fund future acquisitions, and for general corporate purposes.

The foregoing description of the new credit agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.01 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

10.1	Revolving Credit Agreement, dated as of February 1, 2012, by and among Brady Corporation and certain of its subsidiaries and the lenders listed therein.

99.1	Press Release of Brady Corporation, dated February 1, 2012, relating to new credit agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: February 7, 2012	/s/ Thomas J. Felmer
Thomas J. Felmer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Revolving Credit Agreement, dated as of February 1, 2012, by and among Brady Corporation and certain of its subsidiaries and the lenders listed therein.

99.1	Press Release of Brady Corporation, dated February 1, 2012, relating to new credit agreement